TECHEDGE, INC.

      SECURITIES PURCHASE AGREEMENT (this "Agreement") made as of this 26th day of April, 2005 between Techedge, Inc., a Delaware corporation (the "Company"), and Pacific Century Fund LLC, a Delaware limited liability company (the "Investor").

      WHEREAS, the Company desires to sell, and the Investor desires to purchase, 95,000 shares of the Company's common stock (the "Shares") for the consideration and on the terms set forth in this Agreement.

      THEREFORE, in consideration of the premises and the mutual agreements contained herein, the Investor and the Company hereby agree as follows:

I. PURCHASE AND SALE OF STOCK; DELIVERY OF CERTIFICATES

      1.1 Purchase Price. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor, and the Investor will purchase, (i) the 95,000 Shares for an aggregate purchase price of $95,000 in cash, or a per share purchase price of $1.00, and (ii) a warrant (the "Warrant") to purchase 95,000 shares of Common Stock (the "Warrant Shares" and together with the Warrant and the Shares, the "Securities") at an exercise price of $1.50 per share, which Warrant shall be issuable for no additional consideration and shall be exercisable until two (2) years after Closing date.

      1.2 Closing. The closing of the purchase and sale of the Shares and the Warrant (the "Closing") shall occur on such date (not later than April 27, 2005) and at such time and place as is mutually agreeable to the parties hereto. The Purchase Price is payable at the Closing by wire transfer of funds in accordance with instructions delivered by the Company to the Investor. Certificates representing the Shares will be delivered at the Closing.

      1.3 Further Assurances. The Company and the Investor hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.

II. REPRESENTATIONS BY AND COVENANTS OF INVESTOR

         The Investor hereby makes the following representations, warranties and covenants to the Company as follows:

      2.1 No Government Recommendation or Approval. The Investor understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

      2.2 Intent. The Investor is purchasing the Shares and the Warrant solely for investment purposes, for the Investor's own account, not as nominee or agent, and not with a view towards the resale, distribution or dissemination thereof and the Investor has no present arrangement to sell the Securities to or through any person or entity. The Investor understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the United States Securities Act of 1933, as amended (the "Securities Act") or an exemption from registration is available.

      2.3 Accredited and Sophisticated Investor.

            (a) The Investor is familiar with the term "accredited investor" as defined in Regulation D promulgated under the Securities Act and is an "accredited investor" within the meaning of such term in Regulation D. The Investor has truthfully completed the Confidential Investor Questionnaire attached as Appendix A hereto.

            (b) The Investor is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities.

            (c) The Investor is able to bear the economic risk of his investment in the Securities for an indefinite period of time because none of the Securities have been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

      2.4 Independent Investigation. The Investor, in making the decision to purchase the Shares and the Warrant, has relied upon its independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Investor is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning the Company and the terms and conditions of the offering of the Securities and has had full access to such other information concerning the Company as the Investor has requested.

      2.5 Restrictions on Transfer. The Investor understands that the Securities are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Securities have not been and will not be registered under the Securities Act, and, if in the future the Investor decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only
(A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (C) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Investor agrees that if any transfer of the Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, the transferor may be required to deliver to the Company an opinion of counsel satisfactory to the Company.

      2.6 Authority. This Agreement has been validly authorized, executed and delivered by the Investor and is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance of this Agreement by the Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Investor is a party.


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


      2.7 No Legal Advice from Company. The Investor acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Investor's own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

      2.8 Reliance on Representations and Warranties. The Investor understands that the Securities are being offered and sold to the Investor in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth in this Agreement in order to determine the applicability of such provisions.

      2.9 No Advertisements. The Investor is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

      2.10 Brokers or Finders. The Investor has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement

      2.11 Legends.

            (a) It is understood that the certificate(s) evidencing the Shares and the Warrant Shares may bear legends required by applicable federal and state securities laws and shall bear the following or substantially similar legends:

      (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (C) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER OF THIS CERTIFICATE AGREES THAT IF ANY TRANSFER OF THE SECURITIES REPRESENTED HEREBY OR ANY INTEREST THEREIN IS PROPOSED TO BE MADE, AS A CONDITION PRECEDENT TO ANY SUCH TRANSFER, THE COMPANY MAY REQUIRE THE HOLDER TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED TO EFFECT SUCH TRANSFER.


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

      (ii) Any legend required by the laws of the State of Delaware, or any other applicable jurisdiction.

            (b) It is understood that the Warrant may bear legends required by applicable federal and state securities laws and shall bear the following legends:

      (i) NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (C) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER OF THIS CERTIFICATE AGREES THAT IF ANY TRANSFER OF THIS WARRANT, THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT OR ANY INTEREST THEREIN IS PROPOSED TO BE MADE, AS A CONDITION PRECEDENT TO ANY SUCH TRANSFER, THE COMPANY MAY REQUIRE THE HOLDER TO DELIVER TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED TO EFFECT SUCH TRANSFER.


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

      (ii) Any legend required by the laws of the State of Delaware, or any other applicable jurisdiction.

III. REPRESENTATIONS BY THE COMPANY

      3.1 Organization and Qualifications. The Company is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing as such in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition, operations or property of the Company.

      3.2 Authorization. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights).

      3.3 Validity of Shares; etc. The Shares, the Warrants and the Warrant Shares have been duly authorized, and the Shares and the Warrant Shares, when issued and sold in accordance with this Agreement and the Warrant, respectively, will be validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Company's certificate of incorporation and restrictions on transfer pursuant to applicable securities laws, this Agreement and the Warrant, as applicable.

      3.4 Legal Proceedings. The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could adversely affect the business, property, financial condition or operations of the Company.

      3.5 Brokers or Finders. Company has incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement


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

IV. REGISTRATION RIGHTS

      4.1 "Piggy-back" Rights. If the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to the Investor. Upon the written request from the Investor within ten (10) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all the Shares and Warrant Shares to be included in such registration statement. Nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration in its sole discretion. If any registration pursuant to this
Section 4.1 shall be underwritten in whole or in part, the Company may require that the Shares and Warrant Shares requested for inclusion pursuant to this
Section 4.1 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Investor shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on shares not being sold. If in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Shares and Warrant Shares originally covered by a request for registration (the "Requested Stock") would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 120 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. The obligation of the Company under this Section
4.1 shall not apply to Shares and Warrant Shares that at such time are eligible for immediate resale pursuant to Rule 144(k) under the Securities Act.

      4.2 Registration Procedures. The Company will, pursuant to the provisions of Section 4.1 and subject to the limitations of the third sentence of such section:

            (a) prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for at least 120 days;

            (b) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for at least 120 days;

            (c) furnish to the Investor copies of the final prospectus in order to facilitate the public offering of the Shares and the Warrant Shares;

            (d) advise the Investor, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.


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


      The Investor shall cooperate with the Company in providing the information necessary to effect the registration of the Shares and the Warrant Shares, including completion of customary questionnaires.

      4.3 Expenses.

            (a) With respect to any registration required pursuant to Section
4.1 hereof, all fees, costs and expenses of and incidental to such registration, inclusion and public offering (as specified in paragraph (b) below) in connection therewith shall be borne by the Company, provided, however, that the Investor shall bear its pro rata share of any underwriting discount and commissions and transfer taxes and the cost of its own counsel.

            (b) The fees, costs and expenses of registration to be borne by the Company as provided in paragraph (a) above shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided in 4.3(a) above). Fees and disbursements of counsel and accountants for the Investor and any other expenses incurred by the Investor not expressly included above shall be borne by the Investor.

V. MISCELLANEOUS

      5.1 Notices. Unless otherwise specified herein, all such notices, requests, consents, approvals and demands given or ------- made in connection with the terms and provisions of this Agreement shall be deemed to have been given or made when personally delivered, or, if mailed, upon the earlier of actual receipt by the addressee or three days after being sent by registered or certified mail, postage prepaid, or, in the case of overnight courier service (which may be utilized hereunder), when delivered by the overnight courier company to the respective address specified below, or, in the case of facsimile transmission (which may be utilized hereunder), after receipt by the respective addressee in each case to the appropriate addresses and telecopier numbers as follows or to such other addresses and telecopier numbers as a party may designate by notice to the other parties: (i) if to the Company: Techedge, Inc., 33 Wood Avenue South, 7F, Iselin, NJ 08830, Telephone No.: 732-632-9896, Facsimile No.: 732-452-9726 and (ii) if to the Investor: to the address reflected on the Company's shareholder records.

      5.2 Amendments. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      5.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.


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

      5.4 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of New Jersey or the State of New York, as the party instituting such suit may elect.

      5.5 Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. A facsimile or photocopy of an executed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

      5.6 Severability. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

      5.7 Termination; Survival. The provisions of this Agreement, including without limitation the representations, warranties and covenants of the parties, shall survive the Closing.


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



      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                        TECHEDGE, INC.


                                        By:  /s/ Peter Wang
                                           ------------------------------------
                                        Name:  Peter Wang
                                        Title: CEO

                                        PACIFIC CENTURY FUND LLC


                                        By: /s/ JianJun JI
                                           ------------------------------------
                                        Name:  JianJun JI
                                        Title: Managing Member
                                        IRS Employer I.D. Number:

                                   Appendix A

                             Investor Questionnaire

                                 TECHEDGE, INC.
                             INVESTOR QUESTIONNAIRE

      The information contained in this questionnaire is being furnished in order to determine whether the undersigned Investor subscription to purchase the Securities can be accepted. The undersigned Investor represents that (a) the information contained in this questionnaire is complete and accurate and (b) the Investor will contact the Company immediately if any material change in any of this information occurs before the Closing. Capitalized terms used in this questionnaire, but not otherwise defined herein, shall have the meanings ascribed thereto in the stock purchase agreement to which this questionnaire is attached.

      Please initial those representations applicable to you:

      A. FOR INDIVIDUAL INVESTORS:

_____1. Investor represents that he or she has an individual net worth, or together with his or her spouse a combined net worth, in excess of $1,000,000. For purposes of this representation, "net worth" means the excess of total assets at fair market value, including, home, home furnishings and automobiles, over total liabilities.

_____2. Investor represents that he or she had an individual income of more than $200,000 in each of the last two calendar years or joint income with his or her spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current calendar year.

      B. FOR CORPORATIONS, PARTNERSHIPS OR LIMITED LIABILITY COMPANIES:

__X__3. Investor represents that it is a corporation, partnership or limited liability company not formed for the specific purpose of acquiring the Securities with total assets in excess of $5,000,000.

_____4. Investor represents that all of its equity owners meet the standard set out in either Statement A(1) or Statement (A)(2) above. Please list below the names of all equity owners of Investor. EACH SUCH EQUITY OWNER MUST COMPLETE AN INVESTOR SUITABILITY QUESTIONNAIRE.

Name(s) of all Equity Owners (if applicable):



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


      C. FOR TRUSTS OTHER THAN EMPLOYEE BENEFIT TRUSTS:

______5. Investor represents that it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and that the investment is being directed by a sophisticated person as defined below. For purposes of this representation, a "sophisticated person" means a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

______6. Investor represents that it is (a) a bank as defined in Section 3(a)(2) of the Act, (b) acting in its fiduciary capacity as trustee, and (c) subscribing for the purchase of the Securities being offered on behalf of a trust.

______7. Investor represents that it is a revocable trust that may be amended or revoked at any time by its grantors and that all of its grantors meet the standard set out in either Statement (A)(1) or Statement
            (A)(2) above. Please list below the names of all grantors. EACH SUCH GRANTOR MUST COMPLETE AN INVESTOR SUITABILITY QUESTIONNAIRE.

Name(s) of Grantors (if applicable):


      The undersigned has executed this questionnaire as of the 26th day of April, 2005.


                                        JianJun Ji
                                        ----------------------------------------
                                        Name (Please Type or Print)


                                        /s/ JianJun Ji
                                        ----------------------------------------
                                        Signature

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